Exhibit 99.8

Graciela Monteagudo Senior Vice President and President, Americas and Global Marketing Investor Day 2015

Safe Harbor Statement 2 Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Such statements are likely to relate to, among other things, a discussion of goals, plans and projections regarding financial position, results of operations, cash flows, market position, market growth and trends, product development, product approvals, sales efforts, expenses, capital expenditures, performance or results of current and anticipated products and the outcome of contingencies such as legal proceedings and financial results. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this presentation. These risks include, but are not limited to: (1) the ability to sustain brand strength, particularly the Enfa family of brands; (2) the effect on the company's reputation of real or perceived quality issues; (3) the effect of regulatory restrictions related to the company’s products; (4) the adverse effect of commodity costs; (5) increased competition from branded, private label, store and economy-branded products; (6) the effect of an economic downturn on consumers' purchasing behavior and customers' ability to pay for product; (7) inventory reductions by customers; (8) the adverse effect of changes in foreign currency exchange rates; (9) the effect of changes in economic, political and social conditions in the markets where we operate; (10) changing consumer preferences; (11) the possibility of changes in the Women, Infant and Children (WIC) program, or participation in WIC; (12) legislative, regulatory or judicial action that may adversely affect the company's ability to advertise its products, maintain product margins, or negatively impact the company’s reputation or result in fines or penalties that decrease earnings; and (13) the ability to develop and market new, innovative products. For additional information regarding these and other factors, see the company’s filings with the United States Securities and Exchange Commission (the SEC), including its most recent Annual Report on Form 10-K, which filings are available upon request from the SEC or at www.meadjohnson.com. The company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Factors Affecting Comparability – Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including non-GAAP net sales, EBIT, earnings, earnings per share information, and effective tax rates. Specified Items are terms included in GAAP measures, but excluded for the purpose of determining non-GAAP net sales, EBIT, earnings and earnings per share. In addition, other items include the tax impact on Specified Items. Non-GAAP net sales, EBIT, earnings and earnings per share information adjusted for these items is an indication of the company’s underlying operating results and intended to enhance an investor’s overall understanding of the company’s financial performance. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile non-GAAP to GAAP disclosure are included in the Appendix. For more information: Kathy MacDonald, Vice President – Investor Relations Mead Johnson Nutrition Company 847-832-2182 kathy.macdonald@mjn.com October 2015 MJN Confidential and Proprietary Information

Investment Through Recession Provided Strong Platform for Growth North America/Europe 3 3 (1) Reconciliation of Non-GAAP to GAAP is included in the Appendix. Note: YTD indicates 9-months ended 9.30.2015. EBIT Margin Ex-FX Sales Growth(1) Invested Through Recession Leveraging Growth Strategy (3%) (2%) 10% 5% 2012 2013 2014 2015YTD 25% 21% 22% 23% 28% 2011 2012 2013 2014 2015YTD

North America Profitable Growth Strategy 4 Developing Toddler Category Winning with an Innovative Portfolio Non-GMO Focusing on High-Value Segments Specialty Toddler

Category Dynamics: Growing Births and Higher Breastfeeding Rates 5 Large Cohort of Women of Childbearing Age Breastfeeding Continuing to Rise Births Returning to Growth Source: CDC, National Vital Statistics System. MJN proprietary research. Births (MM)(1) +1.4% Breastfeeding Rate At 3 Months(2) Cohorts with Highest Births Births (MM)(1) Births 30-34 25-29 2.5 3.0 3.5 4.0 4.5 1960 1969 1978 1987 1996 2005 2014 2004 2006 2008 2010 2012 2014 4.2 4.1 4.0 4.0 4.0 3.9 4.0 2008 2009 2010 2011 2012 2013 2014

High-Value Segment, Double-Digit Growth Moving Up the Value Chain Source: Nielsen proprietary . Nielsen syndicated database. Focus on High-Value Offerings 6 Highest Value Per Serving Index to Routine(1) Specialty 177% 134% 102% 100% Year-to-Date Retail Sale Growth(2) Liquids Solutions Routine 11% 12% 12% Nutramigen Liquid 8 oz. Gentlease

Recent Innovations Strengthen Portfolio 7 Lead Follow Premature Enfagrow Newborn Complete NICU line-up meeting expert guidelines Formula tailored for 0-3 Months Toddler drink to fill nutritional gaps Launched Oct-2015 Non-GMO 32 oz. 8 oz. Launched Sep-2015 New Opportunity Liquids

Delivering an Enhanced Consumer Experience 8 Replaces the 32 fluid ounce can First shipment September 2015

Fueling Infant Formula Growth 9 Proven Drivers Strong Share Gains Infant Formula $ Share(1) Source: Nielsen proprietary . ~35% ~38% ~40% 2013 2014 YTD 2015

Enfagrow a Significant Growth Engine 10 Source: Combined Nielsen Expanded All Outlets, Costco, Toys”R”Us, Amazon, Drugstore.com, and MJN direct-to-consumer sales Source: Catalina Analytics. Source: Combined Nielsen, IMS, ERC Value Sales (Moving Annual Total – June 2015). Toddler 6% Toddler ~25% Enfagrow(1) Investment Driving Sales Growth Trial(2) 79% Repeat (2) Infant Infant Increased Trial and Strong Repeat Underpin Growth Significant Headroom in U.S. Toddler Category(3) +29% +13% 9-Month Year Over Year $MM United States Western Europe Enfagrow Sept 2013 Enfagrow June 2015 Sept 2013 Sept 2013 June 2015 $66 $85 $95 2013 2014 2015

Key Messages 11 Developing Toddler Category Winning with an Innovative Portfolio Non-GMO Focusing on High-Value Segments Specialty Toddler

Appendix 12

Reconciliation of non-GAAP to GAAP 13 $MM % Change % Change Due to Constant Foreign Reported Dollar Volume Price/Mix Exchange YTD 2015 YTD 2014 $946.0 $925.6 2% 5% 1% 4% (3%) 2014 2013 $1,263.4 $1,160.0 9% 10% 7% 3% (1%) 2013 2012 $1,160.0 $1,181.8 (2%) (2%) (5%) 3% 0% 2012 2011 $1,181.8 $1,229.8 (4%) (3%) (7%) 4% (1%) North America / Europe Net Sales

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